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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 8, 2001



                              Cardinal Health, Inc.
             (Exact name of registrant as specified in its charter)

            Ohio                     0-12591                    31-0958666
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)



    7000 Cardinal Place, Dublin, Ohio                             43017
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (614) 757-7000
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Item 7.    Financial Statements and Exhibits
           ---------------------------------

           The following exhibits are filed with this report:

                  99(a) Form of Underwriting Agreement between Cardinal Health, Inc. and certain underwriters relating to the offering of debt securities by Cardinal Health, Inc.

                  99(b) Statement regarding computation of ratios of earnings to fixed charges.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CARDINAL HEALTH, INC.


Date:  February 8, 2001                      By:  /s/Steven Alan Bennett
                                                  ----------------------
                                                     Steven Alan Bennett
                                                     Executive Vice President